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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-3 Indenture dated as of June 26, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-3)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)



        CALIFORNIA                   333-83600                  33-0705301
        ----------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                            92660
-------------------------                                            -----
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     ITEM 601(A) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.              DESCRIPTION
    -----------      -----------              -----------
         1                      99            Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriters to
                                              certain prospective purchasers of
                                              the IMH Assets Corp.
                                              Collateralized Asset- Backed
                                              Bonds, Series 2002-3 (filed in
                                              paper pursuant to the automatic
                                              SEC exemption pursuant to Release
                                              33- 7427, August 7, 1997)

Item 5.           Other Events.
                  ------------

         On or about June 26, 2002, the Registrant will cause the issuance and sale of approximately $745,500,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2002-3 (collectively, the "Bonds") pursuant to an Indenture, dated as of June 26, 2002, between Impac CMB Trust Series 2002-3, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

         In connection with the sale of the Series 2002-3 Bonds, (collectively, the "Underwritten Bonds"), the Registrant has been advised by Countrywide Securities Corporation, Lehman Brothers Inc., Banc One Capital Markets, Inc. and Sandler O'Neill & Partners, L.P. (Collectively, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 333-83600, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                IMH ASSETS CORP.

                                                By:  /s/ Richard J. Johnson
                                                     ---------------------------
                                                Name:    Richard J. Johnson
                                                Title:   Chief Financial Officer

Dated:  June 20, 2002

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
1                             99                            Computational Materials            Filed Manually